AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
AND
SEPARATE ACCOUNT D
VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED NOVEMBER 21, 2006
TO PROSPECTUSES DATED MAY 1, 2006

          Currently, insurance obligations under the policies and contracts issued by American General Life Insurance Company are guaranteed by American Home Assurance Company (the "Guarantee").  The Guarantee does not guarantee policy or contract value or the investment performance of the variable investment options.

          As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee will terminate for prospectively issued policies and contracts. The Guarantee will not cover any policies or contracts with a date of issue later than the Point of Termination.  The Guarantee will continue to cover any policies or contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such policies or contracts are satisfied in full.